                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934




                     International Integration Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                          04-3169145
--------------------------------------------------------------------------------
(State of incorporation                                        (IRS Employer
or organization)                                             Identification No.)

                      101 Main Street, Cambridge, MA 02142
--------------------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section 12(b)       securities pursuant to Section 12(g)
of the Exchange Act and is effective       of the Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [ ]                                   box. [X]

Securities Act registration statement file number to which this form relates: 333-50889
         ---------------
         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on Which
       to be so Registered                     Each Class is to be Registered
       -------------------                     ------------------------------

__________________________________      ________________________________________


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.01 par value per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on
Form S-1") (File No. 333-50889) is incorporated herein by reference.

Item 2:  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on
               Form S-1.

         4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

                             SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                   INTERNATIONAL INTEGRATION INCORPORATED


                                   By:   /s/ Lawrence P. Begley
                                      ----------------------------------------
                                         Lawrence P. Begley
                                         Chief Financial Officer and Treasurer



June 5, 1998